UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2008

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300 Long Beach, California		90806
(Address of Principal Executive Offices)		(Zip Code)

(562) 733-5100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events

On March 26, 2008, HCP, Inc. (the “Company”) entered into an underwriting agreement (the “March 26th Underwriting Agreement”) with Goldman, Sachs & Co. (the “Underwriter”), pursuant to which the Company agreed to issue and sell 4.5 million shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in an underwritten public offering (the “March 26th Offering”).

The March 26th Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by this reference.  The description of the material terms of the March 26th Underwriting Agreement is qualified in its entirety by reference to such exhibit.

On March 28, 2008, the Company entered into an underwriting agreement (the “March 28th Underwriting Agreement”) with Goldman, Sachs & Co., as representative of the several underwriters (the “Representative”), pursuant to which the Company agreed to issue and sell 12.5 million shares of Common Stock in an underwritten public offering (the “March 28th Offering”).  Goldman, Sachs & Co., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc. acted as joint book-running managers for the March 28th Offering.

The March 28th Underwriting Agreement is filed as Exhibit 1.2 to this Form 8-K and is incorporated herein by this reference.  The description of the material terms of the March 28th Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Net proceeds from both offerings are being used to repay outstanding indebtedness under the Company’s revolving line of credit facility.

The press release announcing the pricing of the March 26th Offering and the commencement of the March 28th Offering is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The press release announcing the pricing of the March 28th Offering is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

1.1           Underwriting Agreement between the Company and Goldman, Sachs & Co., dated March 26, 2008.

1.2           Underwriting Agreement between the Company and Goldman, Sachs & Co., as representative of the several underwriters, dated March 28, 2008.

5.1           Opinion of Ballard Spahr Andrews & Ingersoll, LLP relating to the March 26th Offering.

5.2           Opinion of Ballard Spahr Andrews & Ingersoll, LLP relating to the March 28th Offering.

23.1         Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibits 5.1 and 5.2).

99.1         Press Release, dated March 26, 2008.

99.2         Press Release, dated March 28, 2008.

99.3         Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-137225).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: April 2, 2008	By:	/s/ Edward J. Henning
Edward J. Henning
Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Attached as exhibits to this Current Report on Form 8-K are the documents listed below:

Exhibit No.	Description

1.1	Underwriting Agreement between the Company and Goldman, Sachs & Co., dated March 26, 2008.

1.2	Underwriting Agreement between the Company and Goldman, Sachs & Co., as representative of the several underwriters, dated March 28, 2008.

5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP relating to the March 26th Offering.

5.2	Opinion of Ballard Spahr Andrews & Ingersoll, LLP relating to the March 28th Offering.

23.1	Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibits 5.1 and 5.2).

99.1	Press Release, dated March 26, 2008.

99.2	Press Release, dated March 28, 2008.

99.3	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-137225).